Filed under Rule 497(e)

Registration No. 811-08789

VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2013,

as supplemented to date

At a meeting held on January 27-28, 2014, the Board of Directors (the “Board”) of VALIC Company I (“VC I”), including a majority of the directors who are not interested persons of VC I (the “Independent Directors”), as defined in the Investment Company Act of 1940, as amended, approved an Investment Sub-Advisory Agreement (the “SAAMCo Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and SunAmerica Asset Management, LLC (“SAAMCo”) with respect to the Global Social Awareness Fund and the International Equities Fund (each a “Fund,” and collectively, the “Funds”).

In accordance with VALIC’s manager-of-managers exemptive order granted by the Securities and Exchange Commission, the SAAMCo Sub-Advisory Agreement is subject to shareholder approval with respect to each of the Funds. The Board has called a special meeting of the Funds’ shareholders to be held on or about May 13, 2014 to consider the proposals to approve the SAAMCo Sub-Advisory Agreement. Shareholders of record on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the proposal in more detail.

If the Funds’ shareholders approve the SAAMCo Sub-Advisory Agreement, PineBridge Investments, LLC (“PineBridge”) will cease to sub-advise the Funds and the following changes to each Fund’s prospectus will become effective once SAAMCo commences managing the Funds:

Global Social Awareness Fund.

In the Fund Summary, the Fund’s Investment Objective will be deleted in its entirety and replaced with the following:

The Fund seeks to obtain growth of capital through investment, primarily in equity securities of companies which meet the social criteria established for the Fund.

The Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund invests in domestic and foreign companies that meet the Fund’s social criteria. The Fund will generally invest in the equity securities of large- and mid-cap companies domiciled in the U.S., Europe, Japan and other developed markets. The Fund does not invest in companies that are significantly engaged in:

•	the production of nuclear energy;

•	the manufacture of military weapons or delivery systems;

•	the manufacture of alcoholic beverages or tobacco products;

•	the operation of gambling casinos;

•	business practices or the production of products that have a severe impact on the environment;

•	labor relations disputes or breach of core international labor standards; or

•	companies that have operations in countries that pose significant human rights concerns.

Under normal circumstances, the Fund will invest at least 80% of net assets in the equity securities of companies located in at least three different countries, with at least 40% of net assets in foreign securities, or if conditions are unfavorable, at least 30% of net assets in foreign securities. The sub-adviser may change the allocation between U.S. and foreign securities provided that the Fund’s investments in foreign securities do not exceed 75% of net assets.

In addition, the Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. Social criteria screening may cause active or frequent trading of portfolio securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Principal Risks of Investing in the Fund, “Management Risk” will be deleted in its entirety.

In the Investment Adviser section, the first paragraph and the table will be deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SunAmerica Asset Management, LLC (“SAAMCo”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Timothy Campion	2014	Senior Vice President, Portfolio Manager
Kara Murphy, CFA	2014	Senior Vice President, Chief Investment Officer, Portfolio Manager
Andrew Sheridan	2014	Senior Vice President, Portfolio Manager

International Equities Fund.

The name of the Fund will be changed to the “International Equities Index Fund.”

In the Fund Summary, the Fund’s Investment Objective will be deleted in its entirety and replaced with the following:

The Fund seeks long-term capital growth through investments in equity securities that, as a group, are expected to provide investment results closely corresponding to the performance of the MSCI EAFE Index (the “Index”).

The Principal Investment Strategies of the Fund will be deleted in its entirety and replaced with the following:

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of large- and mid-cap companies in developed countries outside the U.S. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Under Principal Risks of Investing in the Fund, “Emerging Markets Risk” and “Derivatives Risk” will be deleted in their entirety, and the following risk will be inserted:

Index Risk. In attempting to track the performance of the Index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.

In addition, “Large-Cap Company Risk” will be deleted in its entirety and replaced with the following:

Large- and Mid-Cap Company Risk. Investing primarily in large-cap and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

In the Investment Adviser section, the first paragraph and the table will be deleted in their entirety and replaced with the following:

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is sub-advised by SunAmerica Asset Management, LLC (“SAAMCo”).

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Timothy Campion	2014	Senior Vice President, Portfolio Manager
Kara Murphy, CFA	2014	Senior Vice President, Chief Investment Officer, Portfolio Manager
Andrew Sheridan	2014	Senior Vice President, Portfolio Manager

Under Additional Information about the Funds’ Investment Strategies and Risks, the information with respect to the Global Social Awareness Fund and the International Equities Fund will be deleted in their entirety and replaced with the following:

Global Social Awareness Fund

To find out which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications, research service companies, and special magazines and papers that publish this type of information.

Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

International Equities Index Fund

Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks to minimize tracking error versus the benchmark.

The tracking difference is reviewed periodically by the sub-adviser. If the Fund does not accurately track the Index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

The Fund may also invest in futures contracts and other derivatives in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking error, while helping to maintain liquidity. The Fund currently intends to use futures and other derivatives in non-principal amounts.

The Fund is subject to the following additional risks: Derivatives Risk

In the Management section under Investment Sub-Advisers, all references to PineBridge with respect to the Funds will be deleted in their entirety and the following information will be added with respect to SAAMCo:

The Global Social Awareness Fund and International Equities Index Fund are managed by a team consisting of Timothy Campion, Kara Murphy, CFA, and

Andrew Sheridan, with Mr. Campion serving as team leader. Mr. Campion is a Vice President, Portfolio Manager and Quantitative Analyst at SAAMCo. He is responsible for the management and trading of a wide variety of domestic equity index funds. Mr. Campion joined SAAMCo in 2012. Prior to joining SAAMCo, he was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999. Ms. Murphy is the Chief Investment Officer of SAAMCo. Previously, Ms. Murphy was the Director of Research and a senior research analyst covering the financial sector. Before joining SAAMCo, Ms. Murphy held research positions at Chilton Investment Company and Morgan Stanley Investment Management. Her investment experience dates from 2000. Mr. Sheridan, the Vice President, Portfolio Manager and Senior Research Analyst, joined SAAMCo in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SAAMCo research team, covering the technology industry.

Please keep this supplement with your prospectus for future reference

Date:      January 28, 2014